SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __________)

Filed by the Registrant  *
Filed by a Party other than the Registrant *

Check the appropriate box:
d    Preliminary Proxy Statement
					  Confidential, for Use of the
			    	Commission Only (as permitted by
								Rule 14a-6(e) (2))

 x Definitive Proxy Statement
 * Definitive Additional Materials
 * Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

 		             Creative Technologies Corp.
___________________________________________________________________________
(Name of Registrant as Specified in Its Charter)
____________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
 * $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.
 *  $500 per each party to the controversy pursuant to Exchange Act
Rule 14a-6(i)(3).
 *  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
_____________________________________________________________________________

	(2) Aggregate number of securities to which transaction applies:
______________________________________________________________________________

	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
____________________________________________________________________________

	(4) Proposed maximum aggregate value of transaction:
______________________________________________________________________________

	(5) Total fee paid:
______________________________________________________________________________

 * Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1) Amount Previously Paid:
______________________________________________________________________________

	(2) Form, Schedule or registration Statement No.:
______________________________________________________________________________

	(3) Filing Party:
______________________________________________________________________________


	(4) Date Filed:








	CREATIVE TECHNOLOGIES CORP.

	170 53RD STREET

	BROOKLYN, NEW YORK  11232

	NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

	TO BE HELD SEPTEMBER 23, 1997



TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Creative Technologies Corp. (the "Company") will be held at the offices of the Company, 170 53rd Street, Brooklyn, New York on September 23, 1997 at 10:00 A.M. New York time, to consider the following proposals:

1.	To elect directors, each to serve for a term of one year or until his respective successor is elected and qualifies;

2.	To ratify the appointment of Richard A. Eisner & Company as independent accountants of the Company; and

3.	To transact such other business as may properly come before the meeting.

Shareholders of record on the books of the Company at the close of business on August 25, 1997 will be entitled to vote at the meeting or any adjournment thereof. A copy of the annual report containing the financial statements of the Company for the year 1996 is enclosed.

All shareholders are cordially invited to attend the meeting.  Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

By Order of the Board of Directors



Dated:	New York, New York			David Selengut
August 18, 1997			Secretary


	CREATIVE TECHNOLOGIES CORP.

	170 53RD STREET

	BROOKLYN, NEW YORK  11232

	PROXY STATEMENT

	ANNUAL MEETING OF SHAREHOLDERS

	SEPTEMBER 23, 1997



This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Creative Technologies Corp. (the "Company") of proxies in the enclosed form for the Annual Meeting of Shareholders to be held at the offices of the Company, 170 53rd Street, Brooklyn, New York on September 23, 1997, at 10:00 A.M. local time, and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.

At the Annual Meeting the Shareholders will vote to:


1.	Elect the directors of the Company;

2.	Ratify the selection of Richard A. Eisner and Company as the Company's independent auditors; and

3.	Transact such other business as may properly come before the meeting.

The Company knows of no other matters to be presented at the Annual Meeting.
 If any additional matters should be properly presented, proxies shall be voted in accordance with the judgment of the proxy holders.

Each shareholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that the shares owned by such shareholder are voted at the Annual Meeting. Any shareholder may revoke a proxy at any time before it is voted by: (i) delivering a written notice to the Secretary of the Company, at the address of the Company set forth above, stating that the proxy is revoked; (ii) executing a subsequent proxy and delivering it to the Secretary of the Company, or (iii) attending the Annual Meeting and voting in person.  Each properly executed proxy returned will be voted as directed.  In addition, if no directions are given or indicated, the persons named in the accompanying proxy intend to vote proxies in favor of the foregoing proposals.



The Company will bear the cost of soliciting proxies. Directors, officers and employees of the Company may solicit proxies personally or by telephone, telegram or mail. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of the Common Stock held of record by such persons and the Company will, upon request, reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

The principal executive offices of the Company are located at 170 53rd Street, Brooklyn, New York 11232. The approximate date on which this Proxy Statement and the accompanying form of Proxy will first be sent or given to the Company's shareholders is August 26, 1997.



VOTING SECURITIES


Only holders of Shares of Common Stock, par value $.09 per share (the "Shares"), of record as at the close of business on August 25, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On the record date there were issued and outstanding 2,611,394 Shares. Each outstanding Share is entitled to one vote upon all matters to be acted upon at the meeting. The holders of a majority of the outstanding Shares shall constitute a quorum. The affirmative vote of the holders of the majority of Shares present at the Annual Meeting and voting is necessary for the election of directors and for the approval of each resolution. Votes
 "withheld" will be counted as present at the meeting and, accordingly, will have the effect of a negative vote.

The holders of Shares are entitled to receive such dividends, if any, as may be declared, from time to time, by the Board of Directors from funds legally available therefor, subject to the dividend preferences of the Preferred
Stock, if any. Upon liquidation or dissolution of the Company, the holders of Shares are entitled to share ratably in all assets available for distribution after payment of liabilities and liquidation preferences of the Preferred Stock, if any. Holders of Shares have no preemptive rights, no cumulative voting rights and no rights to convert their Shares into any other securities.




SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT


 	The following table sets forth, as of June 30, 1997, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the  Company's outstanding Shares, by each director of the Company who owns any Shares, and by all officers and directors as a group:







                								Percentage of
                                    						        Class
Name of Beneficial		Number of Shares of          	           	        As of
     Owner             		Common Stock Owned (1) 	              June 30, 1997

Ace Surgical Supply Co., Inc.	       1,152,000(2)  			    	30.6%
170 53rd Street
Brooklyn, NY

Bonnie Septimus (3)         	       	   169,711                         6.5%
72 Lord Avenue
Lawrence, NY

David Guttmann  (4)	        	       1,596,427				    40%
170 53rd Street
Brooklyn, NY

Richard Helfman (5)     		       47,777				    1.8%
170 53rd Street
Brooklyn, NY

All officers and
  directors as a
  group (4 persons)(6)     	                      1,654,203				    41.2%

(1)	Except as otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the persons named.

(2)	Consists of shares issuable upon conversion of the 1996-A Preferred Stock.

(3)	A portion of the Common Stock is owned by Mrs. Septimus as nominee for certain members of her family.

(4)	A portion of the Common Stock is currently being held by Mr. Guttmann as nominee for certain members of his immediate family. Includes 16,666 shares issuable upon exercise of stock options. Also includes shares of Common
Stock issuable upon conversion of 1996 and 1996-A Preferred Stock owned by him and Ace Surgical Supply Co., Inc., a corporation in which he is a principal.

(5)	Includes 25,000 shares underlying immediately exercisable options.

(6)	Includes the shares described in footnotes (4) and (5) above.


DIRECTORS OF THE COMPANY

The Directors and Executive Officers of the Company are as follows:

Name		Age	Title

David Guttmann	50	Chairman of the Board and
Chief Executive Officer

David Refson	51	Vice Chairman and
Director

Richard Helfman	50	Director and President

David Selengut	41	Secretary


David Guttmann has been a director and Chief Executive Officer of the Company since May 1994 and Chairman of the Board since May 1997. From June 1983 until May 1994 Mr. Guttmann was Chief Executive Officer of Applied Microbiology Inc., and was its Chairman until October 1995. Mr. Guttmann also serves as Chairman of Ace Surgical Supply Co., Inc. ("Ace"), a supplier of disposable surgical materials to the health care field.

David Refson has been Vice Chairman and a Director of the Company since January 1985. Mr. Refson is the President and principal stockholder of Newmarket Co. Limited of Liberia ("Newmarket"), which invests in various entities. Mr. Refson has been a private investor for more than the past five years and in his capacity as President of Newmarket acts as a consultant to a number of foreign companies.

Richard Helfman has been a Director of the Company since April 1990 and President since March 1990. From May 1987 to June 1989, Mr. Helfman was a commercial lending officer at The First New York Bank for Business, and from 1979 until May 1987, was a commercial lending officer at Extebank.

David Selengut was elected Secretary of the Company in September 1987. Mr. Selengut has been a partner at the law firm of Bernstein & Wasserman, L.L.P. since June 1997 and was a Partner at the law firm of Singer, Bienenstock, Zamansky, Ogele & Selengut, LLP. from May 1995 until April 1997. Those firms have acted as counsel to the Company with respect to certain matters. From May 1988 until April 1995 he was an Associate in the law firm of Neiman Ginsburg & Mairanz P.C., New York, New York.

Each of the Company's Directors has been elected to serve until the next annual meeting of the stockholders. The Company's executive officers are appointed annually by the Company's Directors. Each of the Company's Directors and executive officers continues to serve until his successor has been elected and qualified. Pursuant to a management agreement with Ace, Ace has the right to appoint two members of the Board of Directors. Ace has never exercised this right.

To the Company's knowledge, there were no delinquent 16(a) filers for transactions in the Company's securities during the year ended December 31, 1996.

To the Company's knowledge, there are no material proceedings to which any Director or executive officer of the Company, or any associate of any such Director or executive officer, is a party adverse to the Company or has an interest adverse to the Company. Each of the directors attended each of the Board of Directors meetings in 1996.

EXECUTIVE COMPENSATION

The compensation paid to the Company's Chief Executive Officer and to each of the other executive officers whose total compensation exceeded $100,000 during each of the preceding three fiscal years is as follows:


	1996 SUMMARY COMPENSATION TABLE
Name and Principal		Year             AnnnualOther Annual       Long-Term
Position		                    Compensation   Compensation      Compensation
	                                   Salary ($)		($)		    Awards Options
							(#)

David Guttmann,                1996                $50,000				   16,666(2)
Chief Executive Officer	1995	           $128,218(1)
                                         1994	      $88,269(1)	  	-0-

Richard Helfman,	       1996                   $180,000				   25,000(3)
President	            1995	           $187,692			-0-

	           	           1994	          $234,576
	                          1993                 $175,000		    $30,000(3)		-0-


Benjamin Sporn,	1996	                -0-	         -0-			16,666(2)
Director

(1)	Represents compensation since May, 1994.  David Guttmann was being compensated at the rate of $150,000 per annum. Mr. Guttmann voluntarily reduced his salary to $50,000 per annum during the latter part of 1995.

(2)	Represents options previously granted with the exercise price lowered to
 $2.05 on April 30, 1996.

(3)	Includes 16,666 options previously granted with the exercise price lowered to $2.05 on April 30, 1996.




	OPTION GRANTS IN 1996

    Name			Options	     	Percent of Total			  Exercise		Expiration
 (a)       Granted       Options Granted to   Price     Date
			        (b		          Employees in Fiscal Year $
			                     1996


David Guttmann,	16,666(1)	  13.7%             2.05         May 26, 2004
Chief Executive Officer


Richard Helfman   16,666(1) 	13.7%          2.05        May 25, 2004
                  8,333      	6.8%          2.05 	     April 30, 2001

Benjamin Sporn  16,666(1)   13.7%          2.05        June 10, 2003

(1)	Represents options previously granted with the exercise price lowered to
$2.05  per share on April 30, 1996.


AGGREGATED OPTION EXERCISES IN 1996 AND FOR YEAR-END OPTION VALUES
   							                              	 Number of	    Value of
								                                 Unexercised    Unexercised
								                                 Options  	     in-the-Money
								                                at Fiscal		      Options
								                             Year-End (#)        at Fiscal
										                                                Year-End
										                                                ($)



			          Shares		   	Value
			        Acquired on		Realized		       Exercisable/ 	 Exercisable/
Name			    Exercise (#) 		($)		          Unexercisable	Unexercisable
(a)			        (b)			       (c)		           (d)		         (e)


David Guttmann		-0-			    -0-		          16,666/0		      -0-


Benjamin Sporn	 -0-	       -0-	          16,666/0        -0-

Richard Helfman	-0-        -0-          	25,000/0       -0-


The Company maintained a Qualified Retirement Plan and Trust for qualified employees effective as of January 1, 1993. Under the plan, a profit sharing
plan, the Company's contributions are discretionary.   The Company terminated
 the Plan in 1996.

At a Board of Directors meeting held on April 30, 1996, the Board of Directors determined that it should issue 46,666 stock options to certain officers and employees of the Company exercisable at $2.05 per share, the market price on April 29, 1996, in order to provide an incentive for them to continue providing services to the Company. For the same reason, the Board of Directors determined that it should lower the exercise price of 86,666 stock options previously issued from $3.00 per share to $2.05 per share, the market price on April 29, 1996, of which 16,666 stock options were previously issued to each of Benjamin Sporn, David Guttmann and Richard Helfman.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Barry Septimus and David Guttmann, the shareholders of Ace Surgical Supply
Co., Inc., personally guaranteed certain indebtedness of the Company in the amount of $3,800,000. In addition, David Guttmann guaranteed the term loan of $1,000,000 issued to Shawmut and upon the workout with Shawmut in March 1996, David Guttmann agreed to repay the remainder of the term loan in the amount of $333,333. The Company agreed to issue a total of 111,111 Shares of
 Common Stock to his designees in consideration of the assumption of this debt.

In March 1993, the Company borrowed $600,000 from an affiliated entity of David Refson, director of the Company. In January, 1995, the Company borrowed an additional $400,000 from that entity. Interest on these loans is 12% per
annum and are due upon demand.    This loan is also guaranteed by David
Guttmann and Barry Septimus.

In June 1991, the Company moved its executive offices and in December 1991 its assembly line into a building at 170 53rd Street, Brooklyn, New York, which the Company leases from Ace, an entity owned by Barry Septimus and David Guttmann. The Company executed a 10-year lease with Ace which provides for minimum annual rent of $467,000 for the first three years and thereafter annual rents will be negotiated between the parties based on the then-current economic conditions including rents for comparable space in the local area in each year thereafter.  The Company is also responsible for its share of
real estate tax assessment.   Rent expense for the Brooklyn facility for 1996
was $600,000.  Ace used a portion of the amount of this rent expense for the
purchase of 720 1996-A Preferred Stock for $720,000.   The Company believes
that the rent is not higher than would be paid to a non-affiliated company.

During 1996, David Guttmann purchased for $1,000 each, 50 shares of 1996 Preferred Stock and 120 shares of 1996-A Preferred Stock. In addition, Ace Surgical Supply Co., Inc., purchased 720 shares of 1996-A Preferred Stock.

In December 1996, the Company obtained a line of credit from Century Business Credit Corporation ("Century") up to a maximum of $300,000 (not more than 40%
 of the face amount of the eligible receivables plus 40% of the amount of eligible inventory). David Guttmann and Ace Surgical Supply Co., Inc., Consolidated Disposables, Inc. ("Consolidated") and Universal Medical Products, Inc., companies controlled by David Guttmann, guaranteed the Company's obligations to Century. The Company in return guaranteed the obligations of Ace and Consolidated to Century.

The Board of Directors of the Company is considering having a newly created subsidiary of the Company merge with and into Ace Surgical Supply Co., Inc., pursuant to which Ace would become a wholly owned subsidiary of the Company. The merger must be approved by a majority of the non-interested directors of the Company and the Shareholders of Ace. The terms of the merger have not been finalized to date and has not been approved by either the Shareholders of Ace or the Board of Directors of the Company.

	PROPOSAL 1

	ELECTION OF DIRECTORS


At the Annual Meeting, three Directors will be elected by the shareholders to serve until the next annual meeting of the shareholders or until their successors are elected and shall qualify. The accompanying form of Proxy will be voted for the re-election as Directors of David Refson, Richard Helfman and David Guttmann, unless the Proxy contains contrary instructions.
 See "Directors of the Company" for a description of such nominees' business
experience.   Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE
ELECTION OF THE ABOVE NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.


PROPOSAL 2

	APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors has appointed Richard A. Eisner & Company, independent public accountants, to audit the accounts of the Company for the fiscal year ending December 31, 1997. Richard A. Eisner & Company was initially appointed by the Board of Directors in March 1987 in connection with the audit of the Company's accounts for the fiscal year ended December 31, 1986, and was subsequently appointed as auditors of the Company's accounts for fiscal years ended December 31, 1987 through 1996. Richard A. Eisner & Company has advised the Company that neither the firm nor any of its members or associates has any direct financial interest in the Company other than as auditors. Although the selection and appointment of independent auditors is not required to be submitted to a vote of shareholders, the Directors deem it desirable to obtain the shareholders' ratification and approval of this appointment.

Representatives of Richard A. Eisner & Company are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Approval of the proposal requires the affirmative vote of a majority of the Shares voted with respect thereto. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint other independent auditors of the Company for the next fiscal year.


THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR"
RATIFICATIONOF THE APPOINTMENT OF THE AUDITORS



The Company will provide without charge to each person being solicited by this Proxy Statement, on written request of any such person, a copy of the Annual Report of the Company on Form 10-KSB for the year ended December 31, 1996
(as filed with the Securities and Exchange Commission), including financial statements. All such requests should be directed to Henry Lam at Creative Technologies Corp., 170 53rd Street, Brooklyn, New York 11232.

All proposals of shareholders intended to be included in the proxy statement to be presented in the 1998 Annual Meeting materials must be received by the Company's executive offices in Brooklyn, New York, no later than February 1, 1998.

           By Order of the Board of Directors


Dated: August 18, 1997
David Selengut
Secretary


PROXY

	This Proxy is Solicited

	 on Behalf of the Board of Directors


	CREATIVE TECHNOLOGIES CORP.
	170 53RD STREET
	BROOKLYN, NEW YORK  11232


The undersigned hereby appoints David Selengut and Henry Lam as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Shares of the Shares of Creative Technologies Corp. held of record by the undersigned on August 25, 1997 at the Annual Meeting of Shareholders to be held on September 23, 1997 or any adjournment thereof.


1.	Election of Directors		FOR all nominees listed below
(except as marked to the contrary below)


WITHHOLD AUTHORITY
to vote for all nominees below



	(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

	David Refson, Richard Helfman, David Guttmann


2.	To ratify the appointment of Richard A. Eisner & Company as the independent auditors for the Company for the fiscal year ending December 31, 1997.


FOR ___

AGAINST ___

ABSTAIN ___










This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and
2.
Please sign exactly as name appears below. When Shares are held by joint tenants, both must sign.


Dated:                                            , 1997


Signature


    									Signature if held jointly



When signing as attorney, executor administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.